                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) October 30, 2003
                                                 ----------------

                                      UICI
             (Exact name of registrant as specified in its charter)


                  Delaware                           0-14320                75-2044750
---------------------------------------------   ----------------       -------------------
(State or other jurisdiction of incorporation   (Commission File          (IRS Employer
              or organization)                       Number)           Identification No.)

9151 Grapevine Highway, North Richland Hills, TX                 76180
-----------------------------------------------------         ---------
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (817) 255-5200
                                                     --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

         On October 30, 2003, UICI issued a press release announcing that it has executed a definitive agreement to sell its Academic Management Services Corp. subsidiary to SLM Corporation and that it anticipates reporting operating losses at its Group Insurance business segment in the three and nine months ended September 30, 2003. A copy of the Company's October 30, 2003 press release is filed as an exhibit hereto, the terms of which are incorporated herein by reference thereto.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release issued by the Company on October 30, 2003 announcing signing of a definitive agreement to sell Academic Management Services Corp. and financial results at Group Insurance business segment


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          UICI
                                           -------------------------------------
                                           (Registrant)

Date   October 30, 2003                    By   /s/ Mark D. Hauptman
     ----------------------                -------------------------------------
                                           Mark D. Hauptman
                                           Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

         EXHIBIT NUMBER                         DESCRIPTION
         --------------                         -----------
                  99.1              Press release issued by the Company on
                                    October 30, 2003 announcing signing of a
                                    definitive agreement to sell Academic
                                    Management Services Corp. and financial
                                    results at Group Insurance business segment